UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2701 KENT AVENUE
WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Shares	NOTV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The Company is furnishing certain information regarding its business, some of which has not been previously reported, derived from the confidential preliminary offering memorandum that is being circulated in connection with the offering of the Notes described in Item 8.01. This information is included in Exhibit 99.5. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On September 21, 2021, Inotiv, Inc. (the “Company”) issued a press release relating to its proposed offering of Convertible Senior Notes due 2027 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or the common shares of the Company, if any, issuable upon conversion of the Notes.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses or Funds Acquired.

1.	Audited consolidated financial statements of Envigo RMS Holding Corp. as of December 31, 2020 and 2019 and for the year ended December 31, 2020 and the period from June 3, 2019 to December 31, 2019
2.	Unaudited consolidated financial statements of Envigo RMS Holding Corp. as of and for the three and six months ended June 30, 2021 and 2020

(b)Pro Forma Financial Information.

1.

Unaudited pro forma condensed combined financial statements of the Company, Envigo RMS Holding Corp., Bolder BioPath, Inc. and HistoTox Laboratories, Inc.is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description

99.1	Press release dated September 21, 2021

99.2	Audited consolidated financial statements of Envigo RMS Holding Corp. as of December 31, 2020 and 2019 and for the year ended December 31, 2020 and the period from June 3, 2019 to December 31, 2019

99.3	Unaudited consolidated financial statements of Envigo RMS Holding Corp. as of and for the three and six months ended June 30, 2021 and 2020

99.4	Unaudited pro forma condensed combined financial statements of the Company, Envigo RMS Holding Corp., Bolder BioPath, Inc. and HistoTox Laboratories, Inc.

99.5	Excerpts from Confidential Preliminary Offering Memorandum circulated in connection with Notes offering*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Furnished, not filed.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements that involve risks and uncertainties. Those statements may include, but are not limited to, discussions regarding our intent, belief or current expectations with respect to (i) our strategic plans; (ii) trends in the demand for our products and services; (iii) trends in the industries that consume our products and services; (iv) our ability to develop new products and services; (v) our ability to make capital expenditures and finance operations; (vi) global economic conditions, especially as they impact our markets; (vii) our cash position; (viii) our ability to effectively integrate the operations and personnel related to recent acquisitions; (ix) our ability to effectively manage current expansion efforts in in St. Louis, Missouri and any other future expansion or acquisition initiatives we undertake; (x) our ability to develop and build infrastructure and teams to manage growth and projects; (xi) our ability to continue to retain and hire key talent; (xii) our ability to market our services and products under our new corporate name and relevant brand names; (xiii) our ability to service our outstanding indebtedness; (xiv) our expectations regarding the volume of new bookings, pricing, gross margins and liquidity, (xv) the impact of COVID-19 on the economy, demand for our services and products and our operations, including measures taken by government authorities to address the pandemic, which may precipitate or exacerbate other risks and/or uncertainties, and (xvi) the Envigo Acquisition and its impact on our business, financial condition and results of operations.

All statements, other than statements of historical facts, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. You should not rely upon forward-looking statements as predictions of future events. Unless required by law, we will not undertake and we specifically disclaim any obligation to release publicly the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of events, whether or not anticipated. In that respect, we wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made.

This Report may include statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date: September 21, 2021	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Vice President—Finance